Exhibit 99.1 S E P T E M B E R 2021 INVESTOR PRESENTATION 1Exhibit 99.1 S E P T E M B E R 2021 INVESTOR PRESENTATION 1

Confidentiality, Proprietary Information, and Forward Looking Statements Confidentiality and Disclosures. This presentation has been prepared for use by Osprey Technology Acquisition Corp. (“Osprey”) and BlackSky Holdings, Inc. (“BlackSky”) in connection with their proposed business combination. This presentation is for information purposes only and is being provided to assist interested parties in making their own evaluation with respect to a potential business combination between Osprey and BlackSky and related transactions and may not be reproduced or redistributed, in whole or in part, without the prior written consent of Osprey and BlackSky. Neither Osprey nor BlackSky makes any representation or warranty as to the accuracy or completeness of the information contained in this presentation. The information in this presentation and any oral statements made in connection with this presentation are subject to change and are not intended to be all-inclusive or to contain all the information that a person may desire when evaluating the transactions contemplated in this presentation. . This presentation does not constitute either advise or a recommendation regarding any securities. This presentation and any oral statements made in connection with this presentation shall neither constitute an offer to sell nor the solicitation of an offer to buy any securities, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the proposed business combination, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdictions. Any offer to sell securities will be made only pursuant to a definitive Subscription Agreement and will be made in reliance on an exemption from registration under the Securities Act of 1933, as amended, for offers and sales of securities that do not involve a public offering. Osprey and BlackSky reserve the right to withdraw or amend for any reason any offering and to reject any Subscription Agreement for any reason. This communication is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. Forward-Looking Statements. Certain statements in this presentation may constitute “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements include, but are not limited to, statements regarding Osprey’s or BlackSky’s expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding: (i) the size, demands and growth potential of the markets for BlackSky’s products and BlackSky’s ability to serve those markets, (ii) the degree of market acceptance and adoption of BlackSky’s products, (iii) BlackSky’s ability to develop innovative products and compete with other companies engaged in the space technology industry, (iv) BlackSky’s ability to attract customers and maintain relationships, and (v) the implied upside and implied valuation of BlackSky. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of Osprey’s registration statement on Form S-1, the proxy statement/prospectus on Form S-4 relating to the business combination, which was filed by Osprey on May 13, 2021 as amended on August 2, 2021, with the Securities and Exchange Commission (the “SEC”), the final proxy statement filed on August 11, 2021 with the SEC, and other documents filed by Osprey from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Osprey and BlackSky assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Osprey nor BlackSky gives any assurance that either Osprey or BlackSky will achieve its expectations. Use of Projections. The financial projections, estimates and targets in this presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Osprey’s and BlackSky’s control. While all financial projections, estimates and targets are necessarily speculative, Osprey and BlackSky believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the financial projections, estimates and targets. The inclusion of financial projections, estimates and targets in this presentation should not be regarded as an indication that Osprey and BlackSky, or their representatives, considered or consider the financial projections, estimates and targets to be a reliable prediction of future events. Use of Data. The data contained herein is derived from various internal and external sources. All of the market data in the presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Further, no representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. Osprey and BlackSky assume no obligation to update the information in this presentation. Further, the BlackSky 2019 financial data included in this presentation were audited in accordance with private company AICPA standards. Accordingly, such information and data may not be included, may be adjusted, or may be presented differently, in any proxy statement/prospectus to be filed with the SEC. In addition, this presentation includes estimates of certain financial metrics of BlackSky that may differ from BlackSky’s actual financial metrics presented in any such proxy statement/prospectus. BlackSky is currently in the process of uplifting its financials to comply with public company and SEC requirements. Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary. 2Confidentiality, Proprietary Information, and Forward Looking Statements Confidentiality and Disclosures. This presentation has been prepared for use by Osprey Technology Acquisition Corp. (“Osprey”) and BlackSky Holdings, Inc. (“BlackSky”) in connection with their proposed business combination. This presentation is for information purposes only and is being provided to assist interested parties in making their own evaluation with respect to a potential business combination between Osprey and BlackSky and related transactions and may not be reproduced or redistributed, in whole or in part, without the prior written consent of Osprey and BlackSky. Neither Osprey nor BlackSky makes any representation or warranty as to the accuracy or completeness of the information contained in this presentation. The information in this presentation and any oral statements made in connection with this presentation are subject to change and are not intended to be all-inclusive or to contain all the information that a person may desire when evaluating the transactions contemplated in this presentation. . This presentation does not constitute either advise or a recommendation regarding any securities. This presentation and any oral statements made in connection with this presentation shall neither constitute an offer to sell nor the solicitation of an offer to buy any securities, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the proposed business combination, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdictions. Any offer to sell securities will be made only pursuant to a definitive Subscription Agreement and will be made in reliance on an exemption from registration under the Securities Act of 1933, as amended, for offers and sales of securities that do not involve a public offering. Osprey and BlackSky reserve the right to withdraw or amend for any reason any offering and to reject any Subscription Agreement for any reason. This communication is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. Forward-Looking Statements. Certain statements in this presentation may constitute “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements include, but are not limited to, statements regarding Osprey’s or BlackSky’s expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding: (i) the size, demands and growth potential of the markets for BlackSky’s products and BlackSky’s ability to serve those markets, (ii) the degree of market acceptance and adoption of BlackSky’s products, (iii) BlackSky’s ability to develop innovative products and compete with other companies engaged in the space technology industry, (iv) BlackSky’s ability to attract customers and maintain relationships, and (v) the implied upside and implied valuation of BlackSky. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of Osprey’s registration statement on Form S-1, the proxy statement/prospectus on Form S-4 relating to the business combination, which was filed by Osprey on May 13, 2021 as amended on August 2, 2021, with the Securities and Exchange Commission (the “SEC”), the final proxy statement filed on August 11, 2021 with the SEC, and other documents filed by Osprey from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Osprey and BlackSky assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Osprey nor BlackSky gives any assurance that either Osprey or BlackSky will achieve its expectations. Use of Projections. The financial projections, estimates and targets in this presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Osprey’s and BlackSky’s control. While all financial projections, estimates and targets are necessarily speculative, Osprey and BlackSky believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the financial projections, estimates and targets. The inclusion of financial projections, estimates and targets in this presentation should not be regarded as an indication that Osprey and BlackSky, or their representatives, considered or consider the financial projections, estimates and targets to be a reliable prediction of future events. Use of Data. The data contained herein is derived from various internal and external sources. All of the market data in the presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Further, no representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. Osprey and BlackSky assume no obligation to update the information in this presentation. Further, the BlackSky 2019 financial data included in this presentation were audited in accordance with private company AICPA standards. Accordingly, such information and data may not be included, may be adjusted, or may be presented differently, in any proxy statement/prospectus to be filed with the SEC. In addition, this presentation includes estimates of certain financial metrics of BlackSky that may differ from BlackSky’s actual financial metrics presented in any such proxy statement/prospectus. BlackSky is currently in the process of uplifting its financials to comply with public company and SEC requirements. Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary. 2

Confidentiality, Proprietary Information, and Forward Looking Statements (cont.) Use of Non-GAAP Financial Metrics. This presentation includes certain non-GAAP financial measures (including on a forward-looking basis) such as Adjusted EBITDA. These non-GAAP measures are an addition, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP. Reconciliations of non- GAAP measures to their most directly comparable GAAP counterparts are included in the Appendix to this presentation. BlackSky believes that these non-GAAP measures of financial results (including on a forward-looking basis) provide useful supplemental information to investors about BlackSky. BlackSky’s management uses forward-looking non-GAAP measures to evaluate BlackSky’s projected financials and operating performance. However, there are a number of limitations related to the use of these non-GAAP measures and their nearest GAAP equivalents, including that they exclude significant expenses that are required by GAAP to be recorded in BlackSky’s financial measures. In addition, other companies may calculate non- GAAP measures differently, or may use other measures to calculate their financial performance, and therefore, BlackSky’s non-GAAP measures may not be directly comparable to similarly titled measures of other companies. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. Trademarks. Osprey and BlackSky own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This presentation may also contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with Osprey or BlackSky, or an endorsement or sponsorship by or of Osprey or BlackSky. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that Osprey or BlackSky will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights. Participation in Solicitation. Osprey and BlackSky and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of Osprey’s shareholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed business combination of Osprey’s directors and officers in Osprey’s filings with the SEC, including Osprey’s registration statement on Form S-1, which was originally filed with the SEC on October 31, 2019. To the extent that holdings of Osprey’s securities have changed from the amounts reported in Osprey’s registration statement on Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Osprey’s shareholders in connection with the proposed business combination is set forth in the proxy statement/prospectus on Form S-4 for the proposed business combination, which was filed by Osprey on May 13, 2021 as amended on August 2, 2021 with the SEC and the final proxy statement filed on August 11, 2021 with the SEC. Investors and security holders of Osprey and BlackSky are urged to read the proxy statement/prospectus and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the proposed business combination. Investors and security holders will be able to obtain free copies of the proxy statement and other documents containing important information about Osprey and BlackSky through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Osprey can be obtained free of charge by directing a written request to Osprey Technology Acquisition Corp. 1845 Walnut Street, Suite 1111, Philadelphia, PA 19103. Right This presentation is not a substitute for the registration statement or for any other document that Osprey may file with the SEC in connection with the Potential Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary. 3

Transaction Overview

Transaction Size

- Osprey Technology Acquisition Corp. (NYSE: SFTW) is a publicly listed special purpose acquisition company with ~$318m cash in trust
- Raised $180m of PIPE commitments, including $20m from Osprey affiliates

Capital Structure

- Pro forma for the transaction, BlackSky will have in excess of $445m in cash to enhance operations, growth and profitability

Pro Forma Ownership [1]

- ~57% existing BlackSky shareholders
- ~30% SPAC and founder shares
- ~13% PIPE investors
- All primary shares

Expected Timeline

- S-4 declared effective by the SEC on August 11th
- Shareholder vote scheduled for September 8th

Sources	Amount	%
Seller Rollover	$925	63%
SPAC Cash in Trust	318	21%
Additional PIPE Equity	180	12%
Founder Shares[2]	55	4%
Total sources	**$1,478**	**100%**

Uses	Amount	%
Seller Rollover	$925	63%
Cash to Balance Sheet	445	30%
Founder Shares[2]	55	4%
Estimated Fees and Expenses[3]	53	4%
Total uses	**$1,478**	**100%**

Note: Assumes no redemptions from the public shareholders of SFTW. 1. The percentages set forth herein are contingent on certain assumptions, including, but not limited to, Osprey's share price and redemptions as of closing, the final closing date of the business combination transaction, the form of certain consent obligations and the final closing date and full subscription of BlackSky's ongoing rights offering. 2. Represents Sponsor's holdings of Class A common stock subsequent to the one-for-one conversion of Sponsor's Class B common stock into Class A common stock immediately prior to the consummation of the merger, excluding ~2.4m shares of the newly issued Class A common stock subject to lock-up arrangements in effect until common stock price achieves certain targets or the shares are otherwise forfeited. 3. Comprised primarily of underwriting, legal, financial advisor and other fees in connection with the business combination. Credit Suisse is entitled to $11,068,750 of deferred underwriting fees in connection with Osprey's initial public offering. Credit Suisse and Moelis are additionally entitled to customary fees in connection with the PIPE investment, payable upon the closing of the business combination. Additionally, Moelis is entitled to a transaction fee of $8,000,000 inclusive of any placement fee payable at closing, or a termination fee equal to the greater of $3,500,000 or 10% of any compensation payable to Osprey in the event of a termination of the merger agreement. Union Square Advisors is entitled to a fee of $350,000 for its transaction support advice to Osprey. Credit Suisse is entitled to a customary transaction fee and a discretionary fee from BlackSky for its financial advisory services, in each case payable upon the closing of the business combination, and will not be receiving additional compensation from Osprey in connection with any financial advisor services.

BLACKSKY
Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.
4

Recent Highlights Since June 2021 Investor Day

2021 and 2022 Revenue Growth on Track

- 2021 Revenue on track to nearly double
- 2022 Revenue remains on track to more than double 2021

Growing Government Demand for BlackSky Results in Major Wins

- Won ~$30m contract for AI analytics from a US government agency
- Contract with NRO expanded in August due to strong demand
- Conducted successful pilots with, and secured investment from, Palantir

Pipeline Grows to $2.5 Billion

- Expanded re-seller network with new agreements with Ursa Space, Bluesky International and Gtt NetCorp
- Added $135m in new commercial opportunities

25 New Enterprise Customers by Year-end

- On track to sign contracts with multiple Fortune 500 customers in Q3
- Strong incoming interest from >30 enterprise customers

Accelerating Constellation Deployment

- Set to achieve constellation of 14 smallsats by year-end[1]
- Launches identified for the next 11 smallsats

Experienced Public Company Leadership

- Enhanced leadership and governance with addition of three new executives, and three highly experienced and respected board members

1. Launch schedules subject to weather, Covid-19 restrictions and other unforeseen launch conditions.

BLACKSKY
Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.
5

BlackSky and Palantir Collaboration Aids Government Agencies in Predicting Events

BlackSky also Secures Investment from Palantir and Enters into Multi-Year Strategic Partnership

Delivers real-time actionable intelligence for Defense and Intelligence customers

- Integrates BlackSky Imagery and analytics directly into Foundry
- Palantir users can access BlackSky Tasking and Analytics on Demand
- Opportunity to accelerate and expand US and International D&I Go To Market Strategy


BLACKSKY

"Our collaboration with BlackSky radically compresses the decision-chain for warfighters."
(Shyam Sankar, COO, Palantir Technologies)

BLACKSKY
Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.
6

30-Day Persistent Monitoring of the Fall of Afghanistan with Spectra AI 300+ Spectra AI-Generated Collection Tips 200+ Images Captured 90-Minute Latency from Collection to Delivery 09 AUGUST 2021 12 AUGUST 2021 13 AUGUST 2021 03:39 UTC 04:47 UTC 13:16 UTC Kabul Evacuation Kunduz Combat Capture of Herat 15 AUGUST 2021 15 AUGUST 2021 06:36 UTC 07:41 UTC Taliban Takeover Bagram Surrender Capture of Ghazni of Afghanistan in Last 30 days Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary. 7 7 August 2021 | BlackSky Constellation30-Day Persistent Monitoring of the Fall of Afghanistan with Spectra AI 300+ Spectra AI-Generated Collection Tips 200+ Images Captured 90-Minute Latency from Collection to Delivery 09 AUGUST 2021 12 AUGUST 2021 13 AUGUST 2021 03:39 UTC 04:47 UTC 13:16 UTC Kabul Evacuation Kunduz Combat Capture of Herat 15 AUGUST 2021 15 AUGUST 2021 06:36 UTC 07:41 UTC Taliban Takeover Bagram Surrender Capture of Ghazni of Afghanistan in Last 30 days Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary. 7 7 August 2021 | BlackSky Constellation

12-Month Persistent Monitoring of Port Hedland, Australia Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary. 812-Month Persistent Monitoring of Port Hedland, Australia Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary. 8

BlackSky is Defining the Category of Real-time Global Intelligence Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary. 9 9BlackSky is Defining the Category of Real-time Global Intelligence Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary. 9 9

BlackSky is an AI-driven SaaS Platform Powered by our Proprietary Space and Terrestrial Sensor Network We Deliver Real-time Information, Insights and Analytics about our Changing World Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary. 10

BlackSky's Platform is Disrupting a Highly Fragmented Market by Providing Customers an Intuitive SaaS Experience

Today BlackSky Integrates Multiple Space & Terrestrial Data Sources to Deliver AI-enabled Insights



Apps
Data Feeds
API
APIs
AI / ML-POWERED ANALYTICS
Global Intel Database
ETL / MULTI-SOURCE DATA MANAGEMENT
BlackSky Constellation
EO & SAR Earth Data
Enterprise Business Intelligence
News & Other Media
IoT Sensors & Navigation Data Feeds
Environmental, Humanitarian & Crisis Response Data

BLACKSKY
Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.
11

BlackSky Investment Highlights

A First Mover	Proprietary, AI-driven SaaS Platform and Space Network
$40bn+ TAM [1]	Disruptor in a Large and Expanding Market Opportunity
TAM Expansion	Intuitive SaaS Experience with Affordable Data & Analytics Addressing Pent Up Market Demand
Wide Moat	Fully Operational, Vertically Integrated Space and SaaS Infrastructure
$2.5bn Pipeline	Near-term, High Visibility Pipeline and Revenue Growth
80% Gross Margins [2]	High Margin, Scalable Financial Profile

BlackSky is Defining a New Category of **Real-time Global Intelligence**

1. Estimated TAM represents 2025, based on third party reports and management estimates. 2. At scale defined as 2025E.

BLACKSKY
Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.
12

BlackSky Delivers Real-time Insights, Information & Analytics about Our Changing World


Monitor the World in Real-time
Detect and Analyze Global Activity
Proprietary Data Lake
Understand and Predict Change


Haneda Airport Analytics

BLACKSKY
Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.
13

BlackSky's AI-driven SaaS Platform is Disrupting an Inefficient Industry

Current Market is Highly Fragmented


Consultants / Experts
Data Providers
Software Providers
Geospatial Analyst
End User

- Slow and inefficient process
- High cost of ownership
- Extensive development and data acquisition cycles

AI-driven SaaS Platform Delivering Insights, Information and Analytics


BLACKSKY
End User

- **Easy to use self-service web-based platform**
- **Dramatically lower total cost of ownership**
- **Reduced time to insights**

BLACKSKY
Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.
14

AI-Powered SaaS Platform

BlackSky is monitoring Global Activity in Real-time

1M **Observations per day**

from our proprietary data lake of

>100K **Data Sources**

delivering

~18K **Significant Events per day**



BLACKSKY
Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.
15

BlackSky is Revolutionizing the Customer Experience BLACKSKY REAL-TIME GLOBAL LEGACY EARTH DATA INTELLIGENCE $120K $12K for imagery for on-demand imagery in 2-3 days & insights in ~90 minutes Outdated & Inefficient Current Experience Experience 1. Call customer 5. Wait 2 to 3 days 9. Generate report 1. Log in to SaaS service 6. Get image 10. Analyze report 2. Select data feed 2. Wait for collection 7. Give image to 11. Deliver report feasibility analyst 12. Integrate into 3. Receive automated alerts 3. Get a quote 8. Import image into workflows 4. Insights in under 2 hours 4. Order image analysis software Note: Estimated monthly cost for daily imagery collection / analytics based on comparison of BlackSky and legacy mapping company pricing incorporating priority tasking requirements to ensure 2 2 collection and minimum area ordering requirements (25km minimum for BlackSky vs. 100km for legacy companies). Legacy companies reviewed include Maxar, Airbus and others. Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary. 16

Spectra Tasking From Collection to Insights in ~90 Minutes Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary. 17Spectra Tasking From Collection to Insights in ~90 Minutes Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary. 17

CLIENT CASE STUDY

US and International Defense and Intelligence Agencies

OPERATIONAL REQUIREMENTS

- Assured Access to task collections of key facilities and military activity on a Regional and Global Scale
- High Frequency Dawn to Dusk Collection
- Low latency collection to delivery
- Ability to directly downlink imagery into military systems

CURRENT MARKET APPROACH

- Polar orbiting satellites with limited imaging windows, capacity and latency constraints

ADDRESSABLE MARKET D&I

($ in billions)



$10.4
$5.2
2020
2025

Source: Third party reports and management estimates. Note: D&I stands for Defense & Intelligence.

BlackSky's Solution Meets Needs for Both Intelligence and Military (Tactical ISR) Applications

- Provides assured access to capacity in critical regions around the world
- Provides end user with direct tasking capability
- Ensures high frequency and low latency collection, (hourly revisit, ~<90 minute delivery)
- Provides an option to directly downlink imagery into customer systems for delivery within minutes

BLACKSKY
Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.
18

14
Fortune 500 Engineering & Construction Companies

CLIENT CASE STUDY

$10bn+ Global Construction Company

BUSINESS REQUIREMENTS

- Monitor progress of building, warehouse and highway construction (e.g., how many miles or square feet were constructed per day)
- Monitor large-scale highway and steel / concrete construction projects worldwide

CURRENT MARKET APPROACH

- Contract with local aerial company to deliver high-cost imagery (slow and sometimes unreliable)

ADDRESSABLE MARKET

Real Estate / Construction
($ in billions)


$4.6
$8.8
2020
2025

Source: Third party reports and management estimates.

BlackSky's SaaS Solution

- On-demand imaging and analytics
- Easy to use self service interface for project managers
- Affordable Annual subscription
- Scales across Global project portfolio







BLACK|SKY
Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.
19

25
Fortune 500 Property & Casualty Insurance Companies

COMMERCIAL USE CASE

$40bn+ Insurance Company

BUSINESS REQUIREMENTS

- Conduct post-disaster damage assessments
- Early damage assessments
- Prioritize search and rescue
- Post event assessments (business interruption, return to business, monitor reconstruction)

CURRENT MARKET APPROACH

- Highly manual process to procure high cost areal and drone imagery from multiple vendors

ADDRESSABLE MARKET
Financial Services / Insurance
($ in billions)


$1.5
$2.8
2020
2025

Source: Third party reports and management estimates.

BlackSky's SaaS Solution

- Provide on-demand imaging and analytics through a SaaS platform
- Provide affordable responsive high priority tasking with guaranteed capacity over areas of interest
- Rapid and automated damage assessment
- Annual subscription



BLACK|SKY
Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.
20

Strong Demand from World-Class Customers

Expanding Customer Base

(# of customers)



~150
~50
14
2020A
2021E
2022E
Commercial
Defense and Intelligence

Robust Pipeline Growth

($ in billions)



+4.2x
$2.5
$1.7
$0.6
Jan 2020
Dec 2020
Jun 2021

High Revenue Visibility

($ in millions)



YoY REVENUE GROWTH
54%
91%
183%
$114
11%
89%
$40
9%
91%
$21
2020A
2021E
2022E
Contracted and Follow-on [1]
Net New

Selected Customers

U.S. Defense & Intelligence

International Defense & Intelligence

Middle East Ministry of Defense

APAC Ministry of Defense

Middle East Ministry of Defense

Commercial

Multiple Commercial Customers Across Variety of Industries

1. Contracted and follow-on revenue for each year represents projected estimates as of year-end of the respective previous year, and Customer growth rates are estimated.

BLACKSKY
Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.
21

Expansion of Existing Contracts Drives Significant 2022 Revenue Visibility

- ~100% of 2021E revenue expected to be in contracted backlog by end of Q3
- ~90% of 2022E revenue from expansion of and follow-on to existing contracts
- ~75% of 2022E revenue expected to be in contracted backlog by end of Q1 2022
- ~$200m pipeline coverage of ~15x net new revenues assumed in 2022E forecast



Total Revenue
($ in millions)
$40
$114
2021 Net New
Other Customers
Customer D
Customer C
Customer B
Customer A
2022 Net New
~5x
~2x
~4x
~6x
~1x
~5x
2021E
2022E

Note: Contracted and follow-on revenue for each year represents projected estimates as of year-end of the respective previous year.

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Revenue Growth and Operating Leverage


Revenue
($ in millions)
54% 91% 183% 98% 72% 40%
$14 $21 $40 $114 $226 $389 $546
2019A – 2021E
CAGR: 71%
2019A 2020A 2021E 2022E 2023E 2024E 2025E


Gross Profit
($ in millions)
16% (13%) 20% 62% 74% 78% 80%
Limited Marginal
Costs to Scale
$2 ($3) $8 $71 $168 $305 $436
2019A 2020A 2021E 2022E 2023E 2024E 2025E


Adj. EBITDA 1
($ in millions)
2% 32% 46% 45%
($31) ($29) ($41) $2 $72 $177 $246
2019A 2020A 2021E 2022E 2023E 2024E 2025E

Note: Percentages above revenue, gross profit and Adj. EBITDA represent YoY revenue growth, gross margin and Adj. EBITDA margin, respectively. Financials represent BlackSky only and exclude discontinued operations for the Launch Division which was sold in June 2020. 1. Adj. EBITDA is a non-GAAP measure. See reconciliation of historic measure in Appendix.

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BlackSky at a Glance

BlackSky is Defining a New Category in Real-time Global Intelligence

Ready to Scale — **A First Mover**

A First Mover in Real-time Global Intelligence	**~71%** 2019A – 2021E Revenue CAGR	**~92%** 2021E – 2025E Revenue CAGR	**80% / 45%** Gross / Adj. EBITDA Margins at Scale [1]
14 Smallsats on Orbit by Year-end 2021	**11** Satellites in Production and / or Staged for Launch	**$340m** Funding Raised [2]	**$2.5bn** Pipeline
10 Ground Stations by Year-end 2021	**~175** Employees	**~40%** Employees with Clearance	**2014** Year of Incorporation

1. Adj. EBITDA Margin is a non-GAAP measure. See reconciliation of historic measure in Appendix. At scale defined as 2025E. 2. Includes both debt and equity raised since inception.

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MARKET OPPORTUNITY & COMPETITIVE LANDSCAPE 25MARKET OPPORTUNITY & COMPETITIVE LANDSCAPE 25

Highly Fragmented Market Ready for Disruption End User Highly fragmented market for data, analysis and software Geospatial Analyst Large ecosystem with no single scale Space Data Consultants / dominant category owner — Experts — Many players provide point solutions without addressing customer needs Geospatial Inefficient processes and high cost of Software & Analytics ownership for end users — Extensive development and data acquisition cycles Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary. 26

Secular Mega Trends Driving High-growth Outlook

1. Defense industry shift to space-based tactical ISR
2. Commercial demand for real-time geospatial intelligence
3. Proliferation of GPS-enabled devices
4. Web mapping services shift to real-time updates



Estimated TAM
($ in billions)
$13+
$40+
2020
2025

Source: Third party reports and management estimates.

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BlackSky has built a Platform of Critical Capabilities to Disrupt the Market

Revolutionize the Customer Experience

SaaS Platform

Intuitive platform for accessing and integrating globally multi-sourced information

Frequency

High revisit rate and low latency collection for persistent monitoring and detection

Dusk-to-dawn

Flexibility to monitor throughout the day and in real-time

Affordable Data & Analytics

AI / ML-powered analytics and solutions, not just data

Real-time Global Intelligence

Dynamic earth observation, monitoring and detection

Vertically Integrated Platform

	B	Space Data	Consultants/ Experts	Software/ Analytics
High Revisit Smallsat Constellation	●	●	○	○
Smallsat Design and Manufacturing	●	●	○	○
Proprietary Data Lake of Global Activity	●	○	●	○
AI-enabled SaaS Platform	●	○	○	●

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BlackSky is Disrupting a Large and Expanding Market for Real-time Global Intelligence

BLACK|SKY

- On-demand real-time global intelligence
- Intuitive self-service SaaS platform
- Affordable data and analytics
- High-frequency low-latency space network for global monitoring

Earth Data Providers

- Imagery
- Map Layers

TAM (2025): $40bn+



High
Value
Low
Insights
Information
Earth Data
Large
TAM
Small
TAM Expansion Opportunity

End Users

- Decision makers
- Business analysts
- Operations staff
- Financial analysts

- Imagery analysts
- Geospatial analysts

Source: Third party reports and management estimates.

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Enabling a Revolutionary Customer Experience

Increases speed to insights	Reduces high start-up, data, software and staffing costs	Lowers total cost of ownership	Integrated directly into customer workflows	Easy to Use

Be The First To Know


Spectra Tasking
Task the BlackSky constellation and manage collection deck priorities
Spectra Tasking training guide
BlackSky Events
Create on-topic, geographically relevant event feeds

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Executing against Clear Milestones with Upside Potential On Track to Meet Near-term Milestones Contracted backlog provides significant revenue visibility Multiple Levers to Accelerate for 2021 and 2022 revenue Growth Plan New multi-year contract wins and extensions strengthen Strategic M&A out year forecast and visibility Expansion of strategic partnerships Commercial partnership with Palantir enhances D&I go-to- market strategy Acceleration of commercial market Strong commercial demand puts on track to add 30 new traction through API access enterprise customers by year-end Upsell of services and data available Constellation deployment schedule ahead of plan, expect through our SaaS to achieve capacity and revisit performance to drive near term revenue growth Executive team and Board with significant public company experience in place Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary. 31

APPENDIX 32APPENDIX 32

BlackSky Financial Summary

($ in millions)

FY ending 12/31	2019A	2020A	2021E	2022E	2023E	2024E	2025E
Imagery	$1	$3	$11	$61	$148	$261	$348
Data, Software & Analytics	13	16	17	33	67	113	180
Engineering & Integration	0	3	12	20	12	16	18
Revenue	**$14**	**$21**	**$40**	**$114**	**$226**	**$389**	**$546**
% growth		*54%*	*91%*	*183%*	*98%*	*72%*	*40%*
(-) Cost of Goods Sold	(12)	(24)	(32)	(43)	(58)	(84)	(110)
Gross profit	**$2**	**($3)**	**$8**	**$71**	**$168**	**$305**	**$436**
% margin	*16%*	*(13%)*	*20%*	*62%*	*74%*	*78%*	*80%*
(-) Opex	(35)	(29)	(49)	(69)	(96)	(128)	(190)
(-) Other Operating Expense and Adjustments	(13)	(10)	(71)	(96)	(87)	(101)	(102)
Operating profit	**($46)**	**($41)**	**($112)**	**($94)**	**($15)**	**$77**	**$144**
% margin						*20%*	*26%*
(+) D&A	7	10	22	42	53	80	79
(+) Adjustments	8	2	49	55	34	21	23
Adj. EBITDA [1]	**($31)**	**($29)**	**($41)**	**$2**	**$72**	**$177**	**$246**
% margin				*2%*	*32%*	*46%*	*45%*
(-) Capex	(34)	(18)	(95)	(121)	(138)	(66)	(37)
Free Cash Flow (FCF) [2]	**($65)**	**($47)**	**($136)**	**($118)**	**($66)**	**$111**	**$209**
% FCF conversion [3]						*63%*	*85%*

Note: Financials represent BlackSky only and exclude discontinued operations for the Launch Division which was sold in June 2020. Other Operating Expense includes expenses related to transaction, employee retention bonuses, shared launch services, stock compensation, depreciation and amortization. 2019A and 2020A financials are audited.
1. Adj. EBITDA is a non-GAAP measure. See reconciliation of historic measure in Appendix. 2. Free cash flow defined as Adj. EBITDA – Capex. 3. Free cash flow conversion defined as (Adj. EBITDA – Capex) / Adj. EBITDA.

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Reconciliation of Non-GAAP Financials

($ in millions)

FY ending 12/31	2019A	2020A	2021E	2022E	2023E	2024E	2025E
Net Income (Loss) from Continuing Operations	**($66)**	**($20)**	**($272)**	**($99)**	**($23)**	**$69**	**$105**[2]
(+) Depreciation	6	8	21	40	52	79	77
(+) Amortization	1	1	1	1	1	1	1
(+) Interest	14	5	160	5	8	8	1
(+) Taxes	–	–	–	–	–	–	38
(+) LeoStella Equity Method Entry and other non-cash expenses	1	1	(0)	(2)	–	–	–
EBITDA	**($44)**	**($4)**	**($90)**	**($54)**	**$38**	**$157**	**$223**
(+) Launch Division Gain / Loss (Disc. Ops, Net (+) Shared Services and Bonuses)	4	(28)	(0)	–	–	–	–
(+) Other Gain / Loss (Debt and Unrealized)	(1)	0	26	–	–	–	–
(+) Satellite Impairment Loss	7	–	19	–	–	–	–
(+) Stock Compensation	4	2	4	57	34	21	23
Adj. EBITDA	**($31)**	**($29)**	**($41)**	**$2**	**$72**	**$177**	**$246**
(-) Capex	(34)	(18)	(95)	(121)	(138)	(66)	(37)
Free Cash Flow (FCF)[1]	**($65)**	**($47)**	**($136)**	**($118)**	**($66)**	**$111**	**$209**

Note: 2019A and 2020A financials are audited. Financials represent BlackSky only and exclude discontinued operations for the Launch Division which was sold in June 2020.
1. Free cash flow defined as Adj. EBITDA – Capex. 2. Increase from original projection, as presented in the February 2021 deck, of $99 to $105 results from two factors: (a) $4 decrease in 2025 tax expense resulting from revised estimate calculations and (b) $2 decrease in 2025 Opex.

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55
Fortune 500 Energy Companies

CLIENT CASE STUDY

$100bn+ Oil & Gas Company

BUSINESS REQUIREMENTS

- Global oil and gas company using geospatial data in the Security Operations Center (SOC) to monitor oil fields, tank farms, and to respond to natural disasters and crises

CURRENT MARKET APPROACH

- Buy satellite data and integrate internally
- Current imagery provider takes 3 weeks for average delivery (tasking to delivery) which does not meet response to critical events / natural disasters

ADDRESSABLE MARKET
Commodities / Natural Resources / Mining
($ in billions)


$3.8
$6.7
2020
2025

Source: Third party reports and management estimates.

BlackSky's Disruptive Solution

- Provide on-demand imaging and analytics through a SaaS platform
- Automated site monitoring with change detection and alerts
- On-demand with preferred tasking for crisis event monitoring
- Annual subscription

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CLIENT CASE STUDY

$2bn+ Global Environmental Company

BUSINESS REQUIREMENTS

- Monitor excessive clearing of timber, earth disturbance in / around mining sites

CURRENT MARKET APPROACH

- Human inspections of remote sites to monitoring
- Transitioning to using remote sensors from space
- Current provider increasing prices and is not able to deliver daily imaging

ADDRESSABLE MARKET

Commodities / Natural Resources / Mining

($ in billions)


$3.8
$6.7
2020
2025

Source: Third party reports and management estimates.

BlackSky's Disruptive Solution

- Provide on-demand imaging and analytics through a SaaS platform
- Daily site monitoring of dam locations to anticipate flooding — using imagery, global and local news sources and other third-party sensors

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New Members of BlackSky Management Team



Johan Broekhuysen

Financial Advisor

Founding Principal at Open Water Capital Partners

Domestic & international experience leading public, high-growth tech companies

CFO of Segra



Chris Lin

General Counsel

19+ years working with business, government and legal teams to spur growth and innovation

17yr tenure at comScore

Chief Privacy and Administrative Officer and General Counsel at Ratuken Advertising



Henry Dubois

CDO

Domestic & international experience leading telecom companies through growth & M&A activities

Managing Director at HED Consulting

President, COO and CFO of DigitalGlobe

CFO of GeoEye

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New Board Members Dr. Magid M. Tim Harvey James Abraham Tolonen Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary. 38New Board Members Dr. Magid M. Tim Harvey James Abraham Tolonen Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary. 38